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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2000

                            Prison Realty Trust, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                       0-25245                62-1763875
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-0200

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

       On April 16, 2000, Prison Realty Trust, Inc. ("Prison Realty" or the "Company") entered into a definitive agreement with Pacific Life Insurance Company ("Pacific Life") providing for a restructuring of Prison Realty that includes a $200.0 million equity investment in Prison Realty (the "Pacific Life Securities Purchase Agreement"). The Pacific Life Securities Purchase Agreement, as executed by Prison Realty, Corrections Corporation of America ("CCA"), Prison Management Services, Inc. ("PMSI"), and Juvenile and Jail Facility Management Services, Inc. ("JJFMSI"), on the one hand (collectively, the "Companies"), and Pacific Life, on the other hand, is filed herewith as Exhibit 10.1 and is incorporated herein in its entirety. A form of the Pacific Life Securities Purchase Agreement was previously filed by Prison Realty as Exhibit 10.1 to Prison Realty's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "Commission") on April 10, 2000.

        In connection with the execution of the Pacific Life Securities Purchase Agreement, the Companies have terminated their existing agreement with a group of investors led by affiliates of The Fortress Investment Group LLC, The Blackstone Group, and Bank of America Corporation (the "Fortress/Blackstone Investment Group") with respect to a previously announced restructuring transaction (the "Fortress/Blackstone Securities Purchase Agreement"). On Friday, April 14, 2000, the Fortress/Blackstone Investment Group declined to exercise its right to match the terms of the Pacific Life proposal, as provided for under the terms of Fortress/Blackstone Securities Purchase Agreement, thereby allowing the Companies to proceed with the Pacific Life transaction and enter into the Pacific Life Securities Purchase Agreement.

        The Fortress/Blackstone Securities Purchase Agreement, as amended, has been previously filed by Prison Realty as Exhibit 10.1 to Prison Realty's Current Report on Form 8-K filed with the Commission on December 28, 1999 and as
Exhibit 10.1 to Prison Realty's Current Report on Form 8-K filed with the Commission on March 1, 2000.

        The press release issued by Prison Realty on April 17, 2000 with respect to these events is filed herewith as Exhibit 99.1 and is incorporated herein in its entirety.

       This Form 8-K contains forward-looking statements within the meaning of
Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Prison Realty's actual results could differ materially from those set forth in the forward-looking statements.



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ITEM 7(C). EXHIBITS.

The following exhibits are filed as part of this Current Report:

10.1 Securities Purchase Agreement as executed by the Companies on April 16, 2000 with the following exhibits attached: (i) as Exhibit A thereto, Agreement and Plan of Merger, dated as of December 26, 1999, by and among Prison Realty, CCA Acquisition Sub, Inc., PMSI Acquisition Sub, Inc. and JJFMSI Acquisition Sub, Inc., and CCA, PMSI and JJFMSI (previously filed as Exhibit 2.1 to Prison Realty's Current Report on Form 8-K filed with the Commission on December 28, 1999 and incorporated herein by this reference); (ii) as Exhibit B thereto, the Form of Articles of Amendment and Restatement of Prison Realty (filed herewith); (iii) as Exhibit C thereto, the Amended and Restated Bylaws of Prison Realty (filed herewith); (iv) as Exhibit D thereto, the Form of Articles Supplementary for Series C Cumulative Convertible Preferred Stock (filed herewith); (v) as Exhibit E thereto, the Form of Articles Supplementary for Series B Cumulative Convertible Preferred Stock (filed herewith); (vi) as Exhibit F thereto, the Form of Warrant (filed herewith); and (vii) as Exhibit G thereto, the Form of Registration Rights Agreement (filed herewith) (certain schedules and exhibits to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request).

99.1   Prison Realty Press Release, dated April 17, 2000.




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                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 17, 2000                      PRISON REALTY TRUST, INC.

                                          By: /s/ Doctor R. Crants
                                             ----------------------------------
                                          Its: CEO
                                              ---------------------------------





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                                  EXHIBIT INDEX



Exhibit
Number        Description of Exhibits
------        -----------------------
10.1          Securities Purchase Agreement as executed by the Companies on
              April 16, 2000 with the following exhibits attached: (i) as
              Exhibit A thereto, Agreement and Plan of Merger, dated as of
              December 26, 1999, by and among Prison Realty, CCA Acquisition
              Sub, Inc., PMSI Acquisition Sub, Inc. and JJFMSI Acquisition Sub,
              Inc., and CCA, PMSI and JJFMSI (previously filed as Exhibit 2.1 to
              Prison Realty's Current Report on Form 8-K filed with the
              Commission on December 28, 1999 and incorporated herein by this reference); (ii) as Exhibit B thereto, the Form of Articles of
              Amendment and Restatement of Prison Realty (filed herewith); (iii)
              as Exhibit C thereto, the Amended and Restated Bylaws of Prison
              Realty (filed herewith); (iv) as Exhibit D thereto, the Form of
              Articles Supplementary for Series C Cumulative Convertible
              Preferred Stock (filed herewith); (v) as Exhibit E thereto, the
              Form of Articles Supplementary for Series B Cumulative Convertible
              Preferred Stock (filed herewith); (vi) as Exhibit F thereto, the
              Form of Warrant (filed herewith); and (vii) as Exhibit G thereto, the Form of Registration Rights Agreement (filed herewith)
              (certain schedules and exhibits to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request).

99.1          Prison Realty Press Release, dated April 17, 2000.





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